UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):     March 18, 2008

GLOBAL CASINOS, INC.
(Exact Name of Registrant as Specified in its Charter)

Utah	0-15415	87-0340206
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification number)

5455 Spine Road, Suite C, Boulder, Colorado   80301
(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:   (303) 527-2903

______________________________________________________

(Former name or former address, if changed since last report)

___	Written communications pursuant to Rule 425 under the Securities Act
___	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
___	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
___	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 7.01	REGULATION FD DISCLOSURE

      On March 20, 2008,  the Company announced that effective March 18, 2008, it completed the acquisition of substantially all of the assets of Doc Holliday Casino located in Central City, Colorado in accordance with the terms of the Asset Purchase and Sale Agreement  dated June 14, 2007, as amended by Amendment No. 1 thereto dated September 28, 2007 as further amended by Amendment No. 2 thereto dated November 30, 2007 and by Amendment No. 3 thereto dated December 5, 2007, by Amendment No. 4 thereto dated January 30, 2008 and by Amendment No. 5 thereto dated March 3, 2008 with Doc Holliday Casino, LLC, a Colorado limited liability company..

ITEM 9.01:       EXHIBITS

(c)	Exhibit

Item	Title

99.1	Press Release dated March 18, 2008

SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Global Casinos, Inc (Registrant)

Dated: March 20, 2008	/s/ Clifford L. Neuman Clifford L. Neuman, President